                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                          $[382,658,000] (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-CB3


                                  (C-BASS LOGO)


               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER



                                  MAY 25, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                                 $12,937,455
Aggregate Original Principal Balance                                    $13,151,314
Number of Mortgage Loans                                                    131

                                            MINIMUM                        MAXIMUM                           AVERAGE (1)
                                            -------                        -------                           -----------
Original Principal Balance                  $28,000                       $264,000                            $100,392
Outstanding Principal Balance               $27,719                       $260,275                             $98,759

                                            MINIMUM                        MAXIMUM                      WEIGHTED AVERAGE (2)
                                            -------                        -------                      --------------------
Original Term (mos)                           180                           360                                 358
Stated remaining Term (mos)                   150                           349                                 338
Loan Age (mos)                                11                             79                                  20
Current Interest Rate                       4.750%                        11.350%                              7.897%
Initial Interest Rate Cap                   1.000%                         3.000%                              1.149%
Periodic Rate Cap                           1.000%                         1.500%                              1.013%
Gross Margin                                2.000%                         6.750%                              5.376%
Maximum Mortgage Rate                       9.000%                        17.350%                             13.800%
Minimum Mortgage Rate                       0.000%                        11.350%                              7.829%
Months to Roll                                 1                             19                                  7
Original Loan-to-Value                      29.47%                        103.03%                              80.98%
Credit Score (3)                              460                           800                                 604

                                            EARLIEST                       LATEST
                                            --------                       ------
Maturity Date                             11/01/2017                     06/01/2034

                                          PERCENT OF                                                         PERCENT OF
LIEN POSITION                            MORTGAGE POOL        YEAR OF ORIGINATION                           MORTGAGE POOL
1st Lien                                        100.00%                      1998                               1.21%
                                                                             1999                               2.38
                                                                             2001                               0.69
OCCUPANCY                                                                    2002                               1.21
Primary                                          97.98%                      2003                              93.33
Second Home                                       1.14                       2004                               1.19
Investment                                        0.89

                                                              LOAN PURPOSE
LOAN TYPE                                                     Purchase                                         18.20%

Fixed Rate                                       27.98%       Refinance - Rate/Term                            20.01
ARM                                              72.02        Refinance - Cashout                              61.79

AMORTIZATION TYPE                                             PROPERTY TYPE

Fully Amortizing                                100.00%       Manufactured Housing                            100.00

----------

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF                    MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
--------------                -----   -----------     ----      ------     -----   -----------    ---         ---        --
5.000% or less                   1    $   114,657      0.89%     4.750%     770    $   114,657   98.46%        0.00%    0.00%
5.501% to 6.000%                 2        245,764      1.90      5.950      653        122,882   82.55       100.00     0.00
6.001% to 6.500%                 5        562,595      4.35      6.347      677        112,519   85.59        89.59     0.00
6.501% to 7.000%                19      2,475,059     19.13      6.796      616        130,266   80.09        66.64     0.00
7.001% to 7.500%                19      2,345,903     18.13      7.380      626        123,469   83.48        76.77     0.00
7.501% to 8.000%                19      2,013,092     15.56      7.804      588        105,952   79.59        71.78     0.00
8.001% to 8.500%                17      1,446,196     11.18      8.322      623         85,070   82.50        84.28     0.00
8.501% to 9.000%                19      1,597,381     12.35      8.769      573         84,073   82.41        85.58     0.00
9.001% to 9.500%                15      1,097,162      8.48      9.346      574         73,144   74.62        87.19     0.00
9.501% to 10.000%                7        548,522      4.24      9.745      523         78,360   77.81        76.41     0.00
10.001% to 10.500%               6        394,168      3.05     10.272      549         65,695   79.11        68.47     0.00
10.501% to 11.000%               1         57,106      0.44     10.700      593         57,106   84.71       100.00     0.00
11.001% to 11.500%               1         39,848      0.31     11.350      501         39,848   53.33       100.00     0.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 11.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF                    MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
REMAINING TERMS (MONTHS)      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
------------------------      -----   -----------     ----      ------     -----   -----------    ---         ---        --
145 to 156                       1    $    55,164      0.43%     9.500%     515    $    55,164   94.92%      100.00%    0.00%
157 to 168                       1         48,304      0.37      8.500      675         48,304   82.26         0.00     0.00
217 to 228                       1         50,741      0.39      7.700      629         50,741   70.00         0.00     0.00
277 to 288                       2        155,927      1.21      9.362      598         77,964   74.08       100.00     0.00
289 to 300                       4        307,654      2.38      9.506      587         76,913   62.21        35.72     0.00
313 to 324                       1         88,633      0.69      7.500      512         88,633   99.22       100.00     0.00
325 to 336                       1        101,465      0.78      8.500      516        101,465   89.53         0.00     0.00
337 to 348                     119     12,089,720     93.45      7.815      606        101,594   81.41        78.78     0.00
349 to 360                       1         39,848      0.31     11.350      501         39,848   53.33       100.00     0.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 150 months to 349 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PRINCIPAL BALANCES       LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-----------------------       -----   -----------     ----      ------     -----   -----------    ---         ---        --
$50,000 or less                  6    $   241,006      1.86%     9.615%     538    $    40,168   65.84%       81.08%    0.00%
$50,001 to $100,000             69      5,027,869     38.86      8.522      586         72,868   80.35        82.55     0.00
$100,001 to $150,000            39      4,588,917     35.47      7.552      624        117,665   82.46        76.87     0.00
$150,001 to $200,000            13      2,153,388     16.64      7.311      615        165,645   80.70        77.41     0.00
$200,001 to $250,000             3        666,000      5.15      7.007      567        222,000   80.79        65.02     0.00
$250,001 to $300,000             1        260,275      2.01      7.450      632        260,275   83.81         0.00     0.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $27,719 to approximately $260,275 and the average outstanding principal balance of the Mortgage Loans was approximately $98,759.

PRODUCT TYPES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PRODUCT TYPES                 LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-------------                 -----   -----------     ----      ------     -----   -----------    ---         ---        --
Fixed - 15 Year                  1    $    48,304      0.37%     8.500%     675    $    48,304   82.26%        0.00%    0.00%
Fixed - 20 Year                  2        105,905      0.82      8.638      570         52,953   82.98        52.09     0.00
Fixed - 30 Year                 34      3,465,497     26.79      8.151      605        101,926   82.64        71.53     0.00
ARM - 2 Year/6 Month            89      8,826,617     68.23      7.850      600         99,175   80.10        81.56     0.00
ARM - 3 Year/6 Month             4        376,475      2.91      7.343      615         94,119   80.14        63.85     0.00
ARM - 1 Year                     1        114,657      0.89      4.750      770        114,657   98.46         0.00     0.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

ADJUSTMENT TYPE

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
---------------               -----   -----------     ----      ------     -----   -----------    ---         ---        --
ARM                             94    $ 9,317,749     72.02%     7.791%     603    $    99,125   80.33%       79.84%    0.00%
Fixed Rate                      37      3,619,706     27.98      8.170      605         97,830   82.64        70.01     0.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

AMORTIZATION TYPE

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
AMORTIZATION TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-----------------             -----   -----------     ----      ------     -----   -----------    ---         ---        --
Fully Amortizing               131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GEOGRAPHIC DISTRIBUTION       LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-----------------------       -----   -----------     ----      ------     -----   -----------    ---         ---        --
Alabama                          7    $   486,223      3.76%     8.986%     580    $    69,460   89.21%      100.00%    0.00%
Arizona                          2        210,756      1.63      6.171      635        105,378   84.28       100.00     0.00
Arkansas                         1         81,095      0.63      8.700      569         81,095   90.00       100.00     0.00
California                      13      2,045,345     15.81      7.383      616        157,334   79.68        62.68     0.00
Colorado                         8      1,001,550      7.74      7.535      604        125,194   78.69        74.50     0.00
Florida                          9        675,250      5.22      8.410      588         75,028   79.72        72.23     0.00
Georgia                          1         57,945      0.45      8.800      637         57,945   90.00       100.00     0.00
Indiana                          4        294,210      2.27      8.181      593         73,553   77.68        62.82     0.00
Kentucky                         2        133,954      1.04      7.537      661         66,977   77.47       100.00     0.00
Louisiana                        5        349,792      2.70      8.191      574         69,958   81.95       100.00     0.00
Michigan                         6        544,405      4.21      7.840      604         90,734   82.46        85.54     0.00
Missouri                         3        306,550      2.37      7.202      670        102,183   83.97       100.00     0.00
Nebraska                         2        171,186      1.32      8.589      618         85,593   68.47       100.00     0.00
New Mexico                       3        245,706      1.90      8.521      625         81,902   67.23        76.71     0.00
North Carolina                  12        784,550      6.06      9.075      527         65,379   78.19        69.83     0.00
Ohio                             1         63,569      0.49     10.250      634         63,569   80.00       100.00     0.00
Oklahoma                         2        145,605      1.13      8.968      661         72,802   80.10        66.83     0.00
Oregon                           9      1,124,507      8.69      7.803      628        124,945   79.00        65.66     0.00
South Carolina                   8        531,183      4.11      8.617      553         66,398   80.79        78.41     0.00
Tennessee                        5        342,914      2.65      8.862      548         68,583   85.36        70.41     0.00
Texas                            3        208,257      1.61      8.644      618         69,419   78.11       100.00     0.00
Utah                             1         97,862      0.76      8.925      563         97,862   90.00       100.00     0.00
Virginia                         1         89,078      0.69      7.930      681         89,078   70.00         0.00     0.00
Washington                      23      2,945,963     22.77      7.396      614        128,085   83.91        81.81     0.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

----------

(1) No more than approximately 2.01% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF ORIGINAL           MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN-TO-VALUE RATIOS          LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
--------------------          -----   -----------     ----      ------     -----   -----------    ---         ---        --
20.01% to 30.00%                 1    $    27,719      0.21%     9.500%     499    $    27,719   29.47%      100.00%    0.00%
40.01% to 50.00%                 2        204,536      1.58      8.999      671        102,268   49.53        31.29     0.00
50.01% to 60.00%                 2         97,072      0.75     10.407      507         48,536   57.26        41.05     0.00
60.01% to 70.00%                19      1,881,944     14.55      7.809      585         99,050   67.36        35.79     0.00
70.01% to 75.00%                 7        605,801      4.68      8.469      574         86,543   74.53        92.47     0.00
75.01% to 80.00%                34      3,209,450     24.81      8.074      611         94,396   79.53        69.23     0.00
80.01% to 85.00%                36      3,622,321     28.00      7.936      609        100,620   84.57        91.48     0.00
85.01% to 90.00%                25      2,900,488     22.42      7.451      607        116,020   89.53        96.50     0.00
90.01% to 95.00%                 2        126,605      0.98      9.895      529         63,302   93.78       100.00     0.00
95.01% to 100.00%                2        203,291      1.57      5.949      658        101,645   98.79        43.60     0.00
100.01% to 105.00%               1         58,229      0.45      8.550      495         58,229  103.03       100.00     0.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 29.47% to 103.03%.

LOAN PURPOSE

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PURPOSE                  LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
------------                  -----   -----------     ----      ------     -----   -----------    ---         ---        --
Purchase                        80    $ 7,994,106     61.79%     7.902%     607    $    99,926   80.11%       81.91%    0.00%
Refinance - Cashout             23      2,588,963     20.01      7.729      619        112,564   82.00        70.28     0.00
Refinance - Rate Term           28      2,354,386     18.20      8.066      577         84,085   82.81        68.22     0.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

PROPERTY TYPE

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PROPERTY TYPE                 LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-------------                 -----   -----------     ----      ------     -----   -----------    ---         ---        --
Manufactured Housing           131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

DOCUMENTATION

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
DOCUMENTATION                 LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-------------                 -----   -----------     ----      ------     -----   -----------    ---         ---        --
Full Documentation             103    $ 9,973,532     77.09%     7.956%     602    $    96,830   82.88%      100.00%    0.00%
Stated Income                   25      2,664,706     20.60      7.532      611        106,588   75.61         0.00     0.00
Limited Documentation            1        140,528      1.09      9.500      668        140,528   49.83         0.00     0.00
No Documentation                 1        101,465      0.78      8.500      516        101,465   89.53         0.00     0.00
Alternate Documentation          1         57,225      0.44      9.750      512         57,225   60.00         0.00     0.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

OCCUPANCY

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY                     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
---------                     -----   -----------     ----      ------     -----   -----------    ---         ---        --
Primary                        128    $12,675,702     97.98%     7.913%     602    $    99,029   81.20%       78.18%    0.00%
Investment                       1        147,004      1.14      6.600      662        147,004   80.00         0.00     0.00
Second Home                      2        114,749      0.89      7.812      656         57,374   58.21        55.78     0.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
MORTGAGE LOANS AGE          MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
(MONTHS)                      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
--------                      -----   -----------     ----      ------     -----   -----------    ---         ---        --
11                               1    $    39,848      0.31%    11.350%     501    $    39,848   53.33%      100.00%    0.00%
15                               1        114,657      0.89      4.750      770        114,657   98.46         0.00     0.00
16                              12        998,696      7.72      8.061      559         83,225   84.13        93.60     0.00
17                              45      5,076,761     39.24      7.911      613        112,817   79.40        68.50     0.00
18                              39      3,822,420     29.55      7.664      605         98,011   83.23        82.67     0.00
19                              23      2,097,403     16.21      7.900      604         91,191   81.00        89.29     0.00
22                               1         78,828      0.61      8.400      671         78,828   66.67       100.00     0.00
32                               1        101,465      0.78      8.500      516        101,465   89.53         0.00     0.00
33                               1         55,164      0.43      9.500      515         55,164   94.92       100.00     0.00
46                               1         88,633      0.69      7.500      512         88,633   99.22       100.00     0.00
65                               1         63,946      0.49      9.125      510         63,946   79.99       100.00     0.00
67                               1         45,955      0.36      9.750      543         45,955   78.05       100.00     0.00
68                               1        140,528      1.09      9.500      668        140,528   49.83         0.00     0.00
70                               1         57,225      0.44      9.750      512         57,225   60.00         0.00     0.00
79                               2        155,927      1.21      9.362      598         77,964   74.08       100.00     0.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 20 months.

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
ORIGINAL PREPAYMENT         MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PENALTY TERM                  LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
------------                  -----   -----------     ----      ------     -----   -----------    ---         ---        --
None                            44    $ 3,246,189     25.09%     8.631%     581    $    73,777   79.59%       70.65%    0.00%
12 Months                        1        157,596      1.22      6.850      609        157,596   65.31       100.00     0.00
24 Months                       44      4,909,835     37.95      7.692      606        111,587   81.79        75.79     0.00
36 Months                       42      4,623,835     35.74      7.636      616        110,091   81.62        82.21     0.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

CREDIT SCORES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
----------------------        -----   -----------     ----      ------     -----   -----------    ---         ---        --
451 to 475                       4    $   340,487      2.63%     8.520%     465    $    85,122   79.01%       44.17%    0.00%
476 to 500                       4        218,842      1.69      9.182      493         54,710   74.96        70.78     0.00
501 to 525                      19      1,612,718     12.47      8.296      512         84,880   80.25        69.26     0.00
526 to 550                      14      1,326,777     10.26      8.684      536         94,770   81.97        85.55     0.00
551 to 575                      18      1,813,893     14.02      7.911      566        100,772   84.03        95.66     0.00
576 to 600                       5        340,542      2.63      9.053      587         68,108   80.04        77.21     0.00
601 to 625                      18      2,095,947     16.20      7.468      613        116,441   78.97        80.04     0.00
626 to 650                      17      1,622,122     12.54      7.966      637         95,419   81.39        62.96     0.00
651 to 675                      14      1,688,955     13.05      7.843      662        120,640   79.81        80.12     0.00
676 to 700                       8        846,255      6.54      7.270      689        105,782   79.11        76.55     0.00
701 to 725                       5        490,087      3.79      6.953      710         98,017   82.74       100.00     0.00
726 to 750                       2        226,462      1.75      7.412      743        113,231   80.00        45.64     0.00
751 to 775                       2        239,511      1.85      5.649      772        119,755   94.05        52.13     0.00
776 to 800                       1         74,858      0.58      6.850      800         74,858   80.00         0.00     0.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       77.09%    0.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 460 to 800 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 604.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF                    MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GROSS MARGINS                 LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-------------                 -----   -----------     ----      ------     -----   -----------    ---         ---        --
1.501% to 2.000%                 1    $   114,657      1.23%     4.750%     770    $   114,657   98.46%        0.00%    0.00%
4.001% to 4.500%                 1         63,946      0.69      9.125      510         63,946   79.99       100.00     0.00
4.501% to 5.000%                47      5,310,256     56.99      7.261      610        112,984   82.25        78.74     0.00
5.001% to 5.500%                 2        174,455      1.87      8.355      610         87,228   77.06       100.00     0.00
5.501% to 6.000%                26      2,313,059     24.82      8.388      597         88,964   79.96        91.43     0.00
6.001% to 6.500%                11        833,803      8.95      8.994      607         75,800   70.13        54.50     0.00
6.501% to 7.000%                 6        507,572      5.45      8.972      518         84,595   75.77        88.73     0.00
TOTAL:                          94    $ 9,317,749    100.00%     7.791%     603    $    99,125   80.33%       79.84%    0.00%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.000% per annum to 6.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.376% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF MAXIMUM            MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
--------------                -----   -----------     ----      ------     -----   -----------    ---         ---        --
11.000% or less                  1    $   114,657      1.23%     4.750%     770    $   114,657   98.46%        0.00%    0.00%
11.501% to 12.000%               2        245,764      2.64      5.950      653        122,882   82.55       100.00     0.00
12.001% to 12.500%               4        472,360      5.07      6.317      678        118,090   84.75        87.61     0.00
12.501% to 13.000%              17      2,198,713     23.60      6.779      611        129,336   80.80        70.53     0.00
13.001% to 13.500%              13      1,502,239     16.12      7.373      614        115,557   83.03        89.24     0.00
13.501% to 14.000%              12      1,273,000     13.66      7.826      573        106,083   80.14        76.49     0.00
14.001% to 14.500%              12      1,003,965     10.77      8.315      621         83,664   81.95        92.27     0.00
14.501% to 15.000%              11      1,003,430     10.77      8.743      578         91,221   81.36        81.59     0.00
15.001% to 15.500%              10        690,910      7.41      9.223      582         69,091   72.87       100.00     0.00
15.501% to 16.000%               3        201,804      2.17      9.835      512         67,268   77.77        64.24     0.00
16.001% to 16.500%               5        410,773      4.41     10.021      577         82,155   69.50        50.22     0.00
16.501% to 17.000%               3        160,286      1.72     10.088      550         53,429   73.98        64.30     0.00
17.001% to 17.500%               1         39,848      0.43     11.350      501         39,848   53.33       100.00     0.00
TOTAL:                          94    $ 9,317,749    100.00%     7.791%     603    $    99,125   80.33%       79.84%    0.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.000% per annum to 17.350% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.800% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
NEXT RATE                   MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT DATE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
---------------               -----   -----------     ----      ------     -----   -----------    ---         ---        --
June 2005                        1    $    63,946      0.69%     9.125%     510    $    63,946   79.99%      100.00%    0.00%
July 2005                        2        136,052      1.46      8.968      604         68,026   63.86        57.94     0.00
September 2005                   1        140,528      1.51      9.500      668        140,528   49.83         0.00     0.00
October 2005                    21      1,886,003     20.24      8.002      606         89,810   79.15        88.09     0.00
November 2005                   25      2,641,409     28.35      7.475      609        105,656   83.09        87.53     0.00
December 2005                   28      3,058,455     32.82      7.872      600        109,231   79.15        71.59     0.00
January 2006                    11        917,600      9.85      8.004      558         83,418   83.61        93.03     0.00
February 2006                    1        114,657      1.23      4.750      770        114,657   98.46         0.00     0.00
June 2006                        1         39,848      0.43     11.350      501         39,848   53.33       100.00     0.00
October 2006                     1        120,521      1.29      5.925      608        120,521   80.00       100.00     0.00
November 2006                    1         78,857      0.85      7.600      612         78,857   80.00         0.00     0.00
December 2006                    1        119,872      1.29      7.450      672        119,872   90.00       100.00     0.00
TOTAL:                          94    $ 9,317,749    100.00%     7.791%     603    $    99,125   80.33%       79.84%    0.00%

RANGE OF DEBT-TO-INCOME RATIOS (%)

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF                    MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
DEBT-TO-INCOME RATIOS (%)     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-------------------------     -----   -----------     ----      ------     -----   -----------    ---         ---        --
25.00 or less                   17    $ 1,786,329     13.81%     7.868%     610    $   105,078   81.27%       17.48%    74.65%
25.01 - 30.00                   17      1,493,955     11.55      8.261      594         87,880   79.21        28.36     79.84
30.01 - 35.00                   17      1,511,443     11.68      8.081      588         88,908   79.46        33.39     74.87
35.01 - 40.00                   20      2,198,165     16.99      7.582      618        109,908   83.04        37.88     72.34
40.01 - 45.00                   15      1,474,379     11.40      8.236      589         98,292   78.13        41.97     77.47
45.01 - 50.00                   23      2,201,001     17.01      7.663      618         95,696   82.97        48.46    100.00
50.01 - 55.00                   21      2,204,957     17.04      7.829      597        104,998   80.87        52.50     59.64
55.01 - 60.00                    1         67,226      0.52      9.255      595         67,226   80.00        55.93    100.00
TOTAL:                         131    $12,937,455    100.00%     7.897%     604    $    98,759   80.98%       38.81%    77.09%